SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2002

                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)


    Connecticut                                          06-1514263
--------------------------------------------------------------------------------
(State or other jurisdiction                   (IRS Employer Identification No.)
 of incorporation)


 5 Bissell Street, Lakeville, Connecticut                  06039-1868
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(Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------



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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
          --------------

          On August 16, 2002, Director Craig E. Toensing voluntarily submitted his resignation from the Boards of Salisbury Bancorp, Inc. (the "Company") and Salisbury Bank and Trust Company (the "Bank"). Mr. Toensing cited the desire to have more time to enjoy his family and other interests during his retirement. Mr. Toensing retired as an Executive Officer of the Company and the Bank at December 31, 2001. Prior to his retirement, Mr. Toensing served as Secretary of the Company and Senior Vice President and Trust Officer of the Bank. Mr. Toensing served on the Bank's executive, loan, investment and alco committees. He served on the Board of Directors of Salisbury Bancorp, Inc. since its organization in 1998. His term was scheduled to expire in 2004. A copy of Mr. Toensing's letter of resignation is attached as an exhibit.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          c.     Exhibits.

          99.1Letter of Resignation from Director Craig E. Toensing dated August 16, 2002.

          Exhibit Index                                           Page
          -------------                                           ----

          99.1  Letter of Resignation from Director                 3
                Craig E. Toensing dated August 16, 2002.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 19, 2002                      SALISBURY BANCORP, INC.



                                            By:  /s/ John F. Perotti
                                                 -------------------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer

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                                                                 August 16, 2002

The Boards of Directors of Salisbury Bancorp, Inc.
 and Salisbury Bank and Trust Company
Salisbury Bancorp, Inc.
P.O. Box 1868
Lakeville, CT  06039-1868

         Re:      Letter of Resignation
                  ---------------------

Dear Ladies and Gentlemen:

     Through this letter, I am formally resigning from the Boards of Directors of the Company and the Bank. Over the years, I found great enjoyment in serving as a Director and Executive Officer of the Bank and its holding company. I am proud of what we have accomplished for our customers, shareholders, employees and the community. While I will miss working with my friends, resigning from the Boards will give me more time to enjoy my family and other interests during my retirement.

                                                         Sincerely,


                                                         /s/ Craig E. Toensing
                                                         CRAIG E. TOENSING


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